                            [GRAPHIC APPEARS HERE]

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

                                  Annual Report
                   For the Fiscal Year Ended October 31, 1998


December 15, 1998

Dear Shareholder:

Your Fund produced solid performance in a year marked by significant volatility throughout world markets. For the fiscal year ended October 31, 1998, your Fund returned 13.01%. This compared to a return of 9.65% for the benchmark Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index.

Returns in your Fund were driven by strong performance in its holdings in the insurance, food and household products, and telecommunications industries. Geographically, European holdings turned in the best results, especially those securities the Fund owned in France, Italy and Switzerland. While Asia as a region was weak, the Fund's Hong Kong security holdings were strong performers over this period.

As you are well aware, over the past year, world markets experienced some of the more dramatic movement in recent memory. During the fall of 1997, widespread currency devaluation in Asia set off tremors throughout world financial markets. By the summer of 1998, aftershocks from that financial quake struck developed markets in Europe and the United States. Several factors were largely responsible for the sharp decline in global equity markets in 1998. First, deteriorating economic fundamentals in Japan threatened to intensify and prolong the broader economic slump in Asia. Secondly, continued political unrest in Indonesia, and the imposition of currency restrictions in Malaysia contributed to investor unease in Asia. Third, political and economic turmoil in Russia contributed to the widespread sell-off. The devaluation of the Russian ruble then put pressure on the currencies of Latin American nations, as investors worried that these countries would not be able to maintain their managed currency systems. Not even the previously high-flying European markets were immune to the sweeping bearish sentiment. Concern about exposure of European banks to defaulted loans in Russia was primarily responsible for that region's mid-year correction.

By the end of the fiscal year, however, markets the world over began to recover from the ravages of the summer. These gains generally reflected increased confidence by investors and expectations of lower interest rates in the U.S. and in other key markets. Legislative progress in Japan, as well as international support for Brazil, helped bolster those markets.

                 Brandes Institutional International Equity Fund


VALUE INVESTING

How does a value investor approach markets like those we have seen over the past year? Let us take Brazil as an example. On Thursday, September 11, 1998, the Brazilian equity market fell by 15.8%, a huge amount considering the year's previous declines and the country's nearly $600 billion economy. The next day, prices rebounded 13.4%, and then rallied another 26.5% on the following Monday and Tuesday. This hyper-volatility raises an important question: Did the wealth-creating capacity of the Brazilian economy decline by 16% in one day, and then improve by 40% over the following five days? In our opinion, the answer is "no." Instead, the significant volatility in Brazilian share prices is a good reminder that stock prices often fluctuate far more than the actual fundamental, long-term values of businesses. Over short periods, a company's stock price is often determined not by long-term business prospects, but by what a few investors or traders are willing to trade for on that particular day. These investors are often heavily influenced by short-term or emotional considerations and, as a result, share prices may significantly deviate from long-term fundamental value during periods of extreme volatility and global uncertainty.

The Brandes value investment approach requires a steady focus on the long term. We are bottom-up stock pickers seeking to identify companies that will prosper over the next decade. We search the globe for businesses that have displayed sound fundamentals over the long term, and we try to acquire these businesses at attractive prices. While declines are always painful, downside volatility is what provides us with the opportunity to buy solid businesses at prices which we believe are below the long term or intrinsic value of those businesses.

In our view, the root of the recent volatility has been a sharp realignment of currency values combined with building concerns over the prospect of global deflation and its potential impact on corporate profits. Although we recognize that there are important risks to consider, in our opinion prices in some parts of the world are at bargain levels. By acquiring stocks at these bargain levels, we believe we can create for your Fund a margin of safety against price declines over time, and an opportunity for long term profit.

CLOSURE OF FUND TO NEW INVESTORS

Effective September 30, 1998, the Brandes Institutional International Equity Fund was closed to new investors. Existing investors, as well as participants in existing retirement plans, may continue to add to their holdings in the Fund if desired. The closure of the Fund was part of an overall closure of Brandes Investment Partners' international equity portfolios firm-wide. This decision was made for two reasons. First, although our international equity portfolios have continued to produce competitive returns, we have experienced substantial growth in assets under management and we believe it is prudent to close this style well in advance of any potential capacity constraints. Second, the interests of our existing clients will always be our first priority.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


Consistent with our long-term business model, we believe that closing the international style to new clients will increase our ability to provide continued high-quality investment advice and service to existing clients. Brandes' other investment styles remain open to new clients.

We thank you for your confidence in Brandes' long-term value investment approach and look forward to continuing to serve you.

Sincerely yours,

/s/ Betsy M. Blodgett

Betsy M. Blodgett

President

       Comparison of the change in value of a $1,000,000 investment in the Brandes Institutional International Equity Fund and the Morgan Stanley
       Capital International EAFE (Europe, Australasia and Far East) Index

                           [LINE GRAPH APPEARS HERE]

                      Brandes Institutional         Morgan Stanley
                      International Equity      Capital International
                              Fund                    EAFE Index
                      ---------------------     ---------------------
January 2, 1997                 1000000                   1000000
April 30, 1997                  1062400                 999671.29
July 31, 1997                   1227200                1141429.03
October 31, 1997                1165600                1029617.29
January 31, 1998             1239292.96                1075025.02
April 30, 1998               1411462.11                1188564.23
July 31, 1998                 1402528.8                1203831.97
October 31, 1998             1317256.35                1128926.16


                 Average Annual Total Return For Periods Ending
                                October 31, 1998
   1 Year ................................................       13.01%
   Since Inception (January 2, 1997) .....................       16.28%


           Past performance is not indicative of future performance.


The MSCI EAFE Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. The MSCI EAFE Index consists of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


SCHEDULE OF INVESTMENTS AT OCTOBER 31, 1998
-------------------------------------------------------------------
                                          Shares              Value
-------------------------------------------------------------------
COMMON STOCKS: 98.6%
-------------------------------------------------------------------
ARGENTINA: 2.8%
  YPF Sociedad Anonima
    Sponsored ADR...................      152,960       $ 4,426,280
                                                        -----------

AUSTRIA: 0.7%
  EVN AG............................        7,805         1,111,890
                                                        -----------

BRAZIL: 6.5%
  Banco Bradesco S.A.
    Preferred Sponsored
    ADR.............................      242,000         1,379,521
  Centrais Eletricas Brasileiras
    S.A. (Electrobras)
    Sponsored ADR...................      341,130         3,689,048
  Centrais Geradoras do
    Sul do Brasil S.A. ADR*.........       20,613           105,409
  Companhia Cervejaria
    Brahma Preferred
    Sponsored ADR...................      190,240         1,831,060
  Petroleo Brasileiro S.A.
    (Petrobras) ADR.................      195,690         2,460,743
  Telecomunicacoes Brasileiras
    S.A. (Telebras) ADR.............       13,090           994,022
                                                        -----------
                                                         10,459,803
                                                        -----------

DENMARK: 2.8%
  Den Danske Bank Group.............       32,820         4,456,264
                                                        -----------

FRANCE: 9.3%
  Compagnie Financiere
    de Paribas (Paribas)............        9,700           713,202
  Groupe Danone.....................       15,996         4,230,465
  PSA Peugeot Citroen,..............       22,495         3,754,229
  Societe Generale Class A..........       11,732         1,552,438
  Societe Nacionale Elf
    Aquitaine SA....................       40,255         4,659,999
                                                        -----------
                                                         14,910,333
                                                        -----------

GERMANY: 5.9%
  Daimler-Benz AG...................       38,090         3,001,206
  Deutsche Telekom AG...............      236,900         6,407,932
                                                        -----------
                                                          9,409,138
                                                        -----------

HONG KONG/CHINA: 8.4%
  Citic Pacific Limited.............      735,000         1,807,953
  Hutchison Whampoa
    Limited.........................      933,900         6,692,701
  Swire Pacific Limited
    A Shares........................      921,000         4,887,747
                                                        -----------
                                                         13,388,401
                                                        -----------

ITALY: 3.4%
  Telecom Italia SpA................      758,900         5,487,682
                                                        -----------

JAPAN: 17.6%
  Hitachi, Ltd......................    1,216,800         6,198,988
  Japan Tobacco Inc.................           77           646,297
  Komatsu, Ltd......................      411,000         2,224,496
  Kyocera Corp. ....................       76,400         3,380,242
  Matsushita Electric
    Industries......................      204,000         2,998,657
  Mitsubishi Heavy
    Industry Ltd....................    1,191,000         4,604,406
  Nippon Oil Co.....................      287,000           998,588
  Ono Pharmaceutical
    Co, Ltd.........................       49,000         1,464,948

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS AT OCTOBER 31, 1998
-------------------------------------------------------------------
                                          Shares              Value
-------------------------------------------------------------------


JAPAN, CONTINUED
  Tokio Marine & Fire
    Insur. Co, Ltd..................      493,400       $ 5,616,471
                                                        -----------
                                                         28,133,093
                                                        -----------
MEXICO: 3.0%
  Telefonos de Mexico SA
    Class L Sponsored
    ADR.............................       91,720         4,843,963
                                                        -----------

NETHERLANDS: 4.3%
  ING Groep, NV.....................      101,050         4,886,556
  Konin. (Royal) KPN NV ............       49,213         1,911,236
                                                        -----------
                                                          6,797,792
                                                        -----------

SINGAPORE: 3.7%
  Development Bank of
    Singapore Ltd...................      690,140         4,334,631
  Jardine Matheson
    Holdings Ltd....................      552,530         1,547,084
                                                        -----------
                                                          5,881,715
                                                        -----------

SOUTH AFRICA: 2.6%
  De Beers-Cent. Linked
    Unit............................      277,710         3,875,026
  Iscor Ltd.*.......................    1,179,110           299,494
                                                        -----------
                                                          4,174,520
                                                        -----------

SOUTH KOREA: 1.6%
  Korea Electric Power,
    ADR.............................      146,150         1,863,413
  Pohang Iron & Steel Ltd...........       41,190           741,420
                                                        -----------
                                                          2,604,833
                                                        -----------

SPAIN: 3.4%
  Corporacion Bancaria de
    Espana SA (Argentaria)..........      172,380         3,747,386
  Union Electrica
    Fenosa S.A......................      105,400         1,708,197
                                                        -----------
                                                          5,455,583
                                                        -----------

SWITZERLAND: 4.9%
  Allied Zurich Plc*................      198,720         2,375,896
  Nestle S.A........................        1,760         3,742,745
  Swisscom AG*......................        5,100         1,728,495
                                                        -----------
                                                          7,847,136
                                                        -----------

UNITED KINGDOM: 16.5%
  BOC Group Plc.....................       79,200         1,163,084
  British American
    Tobacco Plc.....................      273,720         2,472,786
  British Steel Plc.................    1,418,000         2,433,855
  BTR Plc...........................    2,283,977         3,996,731
  Diageo Plc........................      550,683         5,947,707
  HSBC Holdings Plc.................      245,800         5,633,613
  Imperial Chemical
    Industries Plc..................      179,940         1,616,527
  Reuters Group Plc.................      181,500         1,869,123
  Royal & Sun Alliance
    Insurance Group Plc.............      135,000         1,236,546
                                                        -----------
                                                         26,369,972
                                                        -----------

VENEZUELA: 1.2%
  Compania Anonima
    Nacional Telefonos de
    Venezuela ADR...................      127,690         1,979,195
                                                        -----------

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND



SCHEDULE OF INVESTMENTS AT OCTOBER 31, 1998
------------------------------------------------------------------------------
                                                              Value
------------------------------------------------------------------------------

  Total Common Stocks
    (Cost $162,801,025).............                   $157,737,593
                                                       ------------

  Total Investments in Securities
    (cost $162,801,025**) 98.6%.....                    157,737,593
  Other Assets less
    Liabilities: 1.4%.........................            2,277,577
                                                       ------------
  Total Net Assets: 100.0%....................         $160,015,170
                                                       ============

*Non-income producing security.

**At October 31, 1998 the cost basis of securities for federal tax purposes was the same as for financial reporting.

   Net unrealized appreciation consists of:
    Gross unrealized appreciation..............        $ 22,840,930
    Gross unrealized depreciation..............         (27,904,362)
                                                       ------------
Net unrealized appreciation                             ($5,063,432)
                                                       ============



See accompanying Notes to Financial Statements.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS BY INDUSTRY AT OCTOBER 31, 1998
--------------------------------------------------------------------------------
Automobile......................................               4.2%
Banking.........................................              13.7
Beverages and Tobacco...........................               6.8
Broadcasting & Publishing.......................               1.2
Chemicals.......................................               1.7
Drugs...........................................               0.9
Electrical & Electronics........................               5.8
Energy Sources..................................               7.8
Food and Household Products.....................               4.9
Industrial Components...........................               2.1
Insurance.......................................               8.8
Machinery & Engineering.........................               4.3
Metals-Steel....................................               2.2
Misc. Materials and Commodities.................               2.4
Multi-Industry..................................              11.8
Telecommunications..............................              14.7
Utilities-Electrical & Gas......................               5.3
                                                             ------

Total Investments...............................              98.6
Other Assets less Liabilities...................               1.4
                                                             ------
Net Assets......................................             100.0%
                                                             ======




See accompanying Notes to Financial Statements.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


STATEMENT OF ASSETS AND LIABILITIES AT OCTOBER 31, 1998
================================================================================================
ASSETS
    Investments in securities, at value (cost $162,801,025) ....................   $ 157,737,593
    Receivable for:
        Securities sold ........................................................       7,119,560
        Dividends and interest .................................................         667,790
        Fund shares sold .......................................................         101,020
    Prepaid expenses ...........................................................          17,073
    Deferred organization costs ................................................          10,667
                                                                                   -------------
        Total assets ...........................................................     165,653,703
                                                                                   -------------
LIABILITIES
    Cash overdraft .............................................................       3,395,770
    Unrealized loss on forward contracts .......................................           8,135
    Payables for:
        Securities purchased ...................................................       2,005,821
        Fund shares redeemed ...................................................          65,772
    Due to investment advisor ..................................................          87,811
    Accrued expenses ...........................................................          75,224
                                                                                   -------------
        Total liabilities ......................................................       5,638,533
                                                                                   -------------

NET ASSETS .....................................................................   $ 160,015,170
                                                                                   =============
SOURCE OF NET ASSETS
    Paid-in capital ............................................................   $ 150,236,864
    Undistributed net investment income ........................................       2,348,592
    Net realized gains on investments and foreign currency .....................      12,449,561
    Net unrealized appreciation (depreciation) on:
        Investments ............................................................      (5,063,432)
        Foreign currency .......................................................          43,585
                                                                                   -------------
            NET ASSETS .........................................................   $ 160,015,170
                                                                                   =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (9,867,222 shares
    outstanding; unlimited number of shares authorized without par value) ......   $       16.22
                                                                                   =============



See accompanying Notes to Financial Statements.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


STATEMENT OF OPERATIONS - YEAR ENDED OCTOBER 31, 1998
==========================================================================================================
INVESTMENT INCOME:
    Income:
        Dividends (net of withholding tax of $277,709).....................................   $  3,418,208
        Interest...........................................................................        359,705
                                                                                              ------------
            Total income...................................................................      3,777,913
                                                                                              ------------
    Expenses:
        Advisory fees......................................................................      1,204,817
        Custody fees.......................................................................        123,373
        Administration fees................................................................        112,689
        Accounting fees....................................................................         68,667
        Auditing fees......................................................................         33,023
        Transfer agent fees................................................................         25,444
        Printing...........................................................................         25,365
        Legal fees.........................................................................         19,338
        Registration fees..................................................................         15,037
        Trustees' fees.....................................................................         13,759
        Insurance..........................................................................          2,242
        Amortization of deferred organization costs........................................          2,133
        Miscellaneous......................................................................          7,459
                                                                                              ------------
          Total expenses...................................................................      1,653,346
          Expense reimbursements...........................................................       (200,868)
                                                                                              ------------
          Net expenses.....................................................................      1,452,478
                                                                                              ------------
             NET INVESTMENT INCOME.........................................................      2,325,435
                                                                                              ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
        Net realized gain on investments and foreign currency..............................     12,473,013
        Net change in unrealized depreciation on investments and foreign currency..........     (7,148,668)
                                                                                              ------------
            Net realized and unrealized gain on investments and foreign currency...........      5,324,345
                                                                                              ------------
                NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................   $  7,649,780
                                                                                              ============

See accompanying Notes to Financial Statements.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
=========================================================================================================

                                                                           Year         January 2, 1997*
                                                                          ended             through
                                                                    October 31, 1998    October 31, 1997
                                                                    ----------------    ----------------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
Net investment income ..............................................   $   2,325,435    $     372,846
Net realized gain on investments and foreign currency ..............      12,473,013          701,444
Net unrealized appreciation (depreciation) on investments and
        foreign currency ...........................................      (7,148,668)       2,128,821
                                                                       -------------    -------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......       7,649,780        3,203,111
                                                                       -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .........................................        (349,689)               0
From realized gains ................................................        (724,896)               0
                                                                       -------------    -------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................      (1,074,585)               0
                                                                       -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ..........................................     160,815,973       58,991,562
Net asset value of shares issued on reinvestment of distributions ..         917,917                0
Cost of shares redeemed ............................................     (59,423,431)     (11,065,157)
                                                                       -------------    -------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS     102,310,459       47,926,405
                                                                       -------------    -------------

        NET INCREASE IN NET ASSETS .................................     108,885,654       51,129,516
                                                                       -------------    -------------

NET ASSETS:
Beginning of period ................................................      51,129,516                0
                                                                       -------------    -------------
END OF PERIOD (including undistributed net investment income of
        $2,348,592 and $372,846 respectively) ......................   $ 160,015,170    $  51,129,516
                                                                       =============    =============
CHANGES IN SHARES:
Shares sold ........................................................      10,048,815        4,293,211
Shares issued on reinvestment of distributions .....................          61,154                0
Shares redeemed ....................................................      (3,752,756)        (783,202)
                                                                       -------------    -------------
NET INCREASE .......................................................       6,357,213        3,510,009
                                                                       =============    =============

*Commencement of operations




See accompanying Notes to Financial Statements.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
===========================================================================================================
                                                                          Year            January 2, 1997*
                                                                         ended                through
                                                                   October 31, 1998      October 31, 1997
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period............................      $     14.57         $     12.50
                                                                      -----------         -----------
Income from investment operations:
    Net investment income.......................................             0.21                0.17
    Net realized and unrealized gain on investments
        and foreign currency....................................             1.66                1.90
                                                                      -----------         -----------
Total from investment operations................................             1.87                2.07
                                                                      -----------         -----------
Less distributions:
        From net investment income..............................            (0.07)               0.00
        From net capital gains..................................            (0.15)               0.00
                                                                      -----------         -----------
Total distributions.............................................            (0.22)               0.00
                                                                      -----------         -----------
Net asset value, end of period..................................      $     16.22         $     14.57
                                                                      ===========         ===========

Total return....................................................            13.01%              16.56%+

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...........................      $   160,015         $    51,130
Ratio of expenses to average net assets:
        Before expense reimbursement............................             1.37%               1.76%**
        After expense reimbursement.............................             1.20%               1.19%**
Ratio of net investment income to average net assets:
        Before expense reimbursement............................             1.75%               0.84%**
        After expense reimbursement.............................             1.92%               1.40%**

Portfolio turnover rate.........................................            50.08%              27.40%

*Commencement of operations.
**Annualized.
+Not annualized.


See accompanying Notes to Financial Statements.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


NOTES TO FINANCIAL STATEMENTS AT OCTOBER 31, 1998
================================================================================


NOTE 1 - ORGANIZATION

     The Brandes Institutional International Equity Fund (the "Fund") is a series of shares of beneficial interest of Brandes Investment Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on January 2, 1997. The Fund invests its assets primarily in equity securities of foreign issuers with market capitalizations greater than $1 billion. The Fund seeks to achieve long-term capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles (GAAP).

     A. Security Valuation. Investments in securities traded on a primary exchange are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

        U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

        Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

        Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statements of Operations.

     B. Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

================================================================================


securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

        If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     C. Forward Foreign Currency Exchange Contracts. The Fund may utilize forward foreign currency exchange contracts ("forward contracts") under which it is obligated to exchange currencies at specific future dates.

     D. Security Transactions, Dividends and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on the specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     E. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     F. Deferred Organization Costs. The Fund has incurred expenses of $14,570 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     G. Concentration of Risks. As of October 31, 1998 the Fund held a significant portion of its assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the Fund's net assets. It is the Trust's policy to continuously monitor these off-balance sheet risks.

     H. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS  WITH AFFILIATES

     Brandes Investment Partners, L.P. (The "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

================================================================================


upon the average daily net assets of the Fund. The Fund is responsible for its own operating expenses. In order to maintain the Fund's operating expenses at 1.20% of average daily net assets, the Advisor has waived fees totaling $200,868 during the year ended October 31, 1998. Any such reductions made by the Advisor in its fees or reimbursement of expenses are subject to reimbursement by the Fund. At October 31, 1998, the cumulative fee waiver from the Advisor to the Fund was $351,678.

     Effective October 31, 1998, Brandes Investment Partners, L.P. agreed to amend the expense reimbursement agreement to limit the period within which Brandes Investment Partners, L.P. may recoup the above amounts from the Fund, to no later than October 31, 2003. In addition, the possible recoupment period of any expense reimbursements in each year subsequent to 1998 will be limited to five years from the year of the reimbursement. Such recoupments are subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations.

     Investment Company Administration LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.10 of 1% of the first $100 million, 0.05 of 1% of the next $100 million and 0.03 of 1% in excess of $200 million of the Fund's average daily net assets, subject to a minimum of $40,000 per annum. For the year ended October 31, 1998 the Fund paid $112,689 in such fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or Trustees of the Adviser, Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the year ended October 31, 1998, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $158,297,264 and $56,695,692, respectively.

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS

     At October 31, 1998 the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. Forward foreign currency contracts are valued at the forward rate, and are marked to market at the end of each period. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold, or it may terminate its obligation to deliver the foreign

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

================================================================================


currency at any time by purchasing an offsetting contract. The Fund could be exposed to the risk that the counterparties to the contracts are unable to meet the terms of their contracts. Open forward foreign currency contracts at October 31, 1998 were as follows:

                                      Foreign       Currency
   Currency           Delivery      Currency to     Value in      Unrealized
  Deliverable           Date      to be Received     U.S. $       Gain/(Loss)

Swiss Franc           11/02/98       1,032,013     $  765,475     $   3,187

German Mark           11/02/98       1,388,170        825,791         (395)

French Franc          11/30/98       3,032,542        545,000         1,792

British Pound         11/02/98         871,818      1,450,972         9,259

Hong Kong Dollar      11/02/98      29,884,283      3,830,972       (1,632)

Japanese Yen          11/02/98     197,707,529      1,678,902      (20,346)
                                                   ----------     ---------

                                                   $9,906,497     $ (8,135)
                                                   ==========     =========


NOTE 6 - YEAR 2000 ISSUE

     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the advisor, administrator or other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue." The advisor, administrator and other service providers are taking steps that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


REPORT OF INDEPENDENT AUDITORS
================================================================================


To the Shareholders of Brandes Institutional
International Equity Fund and the
Board of Trustees of Brandes Investment Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Brandes Institutional International Equity Fund (the "Fund"), (one of the portfolios constituting Brandes Investment Trust), as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from January 2, 1997 (commencement of operations) to October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brandes Institutional International Equity Fund as of October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from January 2, 1997 (commencement of operations) to October 31, 1997, in conformity with generally accepted accounting principles.


                                           ERNST & YOUNG LLP


Los Angeles, California
December 7, 1998

------
BRANDES                                           [LOGO APPEARS HERE]
------

         ADVISOR
Brandes Investment Partners, L.P
    12750 High Bluff Drive
  San Diego, California 92130
       1-800-331-2979

        DISTRIBUTOR
First Fund Distributors, Inc.
   4455 East Camelback Road                        Value Knows
       Suite 261E                                  No Borders
   Phoenix, Arizona 85018

       TRANSFER AGENT
   Investors Bank &  Trust Co.
200 Clarendon Street, 16th Floor
   Boston, Massachusetts 02110

           AUDITORS
     Ernnst & Young LLP
  515 South Flower Street                          ANNUAL
Los Angeles, California 90071                      REPORT

         LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP              For the
       555 South Flower Street                     Year Ended
   Los Angeles, California 90071                   October 31, 1998






This report is intended for shareholders of        -------
the Brandes Institutional Equity                   BRANDES
Fund and may not be used as sales                  -------
literature unless preceded or accompanied by a current prospectus.